UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2023

VISION SENSING ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40983	87-2323481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 78 SW 7th Street, Miami, FL 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (783) 633-2520

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	VSACU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	VSAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As announced on August 30, 2022 and described in greater detail in a Current Report on Form 8-K filed by Vision Sensing Acquisition Corp, a Delaware corporation (the “Company”), with the Securities and Exchange Commission on September 6, 2022, the Company, Newsight Imaging Ltd., an Israeli company (“Newsight”) and Newsight MergerSub, Inc., a Delaware corporation and wholly-owned subsidiary of Newsight (“Merger Sub”), entered into a business combination agreement dated August 30, 2022 (as previously amended, the “Original Business Combination Agreement”), pursuant to which: (i) Merger Sub will merge into the Company resulting in the Company becoming a wholly-owned subsidiary of Newsight, (ii) Newsight will register as a publicly traded company, (iii) Newsight’s existing shares will be split to facilitate a fully diluted value per Newsight share of US$10, (iv) the Company’s common stock will be exchanged on a one-for-one basis for Newsight Ordinary Shares and (v) warrants to purchase the Company’s common stock will instead become eligible to purchase the same number of Newsight Ordinary Shares at the same exercise price and for the same exercise period (such transactions, the “Business Combination”).

On January 29, 2023, Company, Newsight and Merger Sub entered into a Second Amendment to Business Combination Agreement (the “BCA Amendment”) to amend the Original Business Combination Agreement (as amended, the “Business Combination Agreement”) to amend the definition of “Outside Date” in Section 10.1 in the Original Business Combination Agreement to change the Outside Date from February 3, 2023 to May 3, 2023. The amendment extends the Outside Date to match the new deadline for the Company under its organizational documents to complete its initial business combination. The foregoing description of the BCA Amendment is subject to and qualified in its entirety by reference to the full text of the BCA Amendment, a copy of which is attached as Exhibit 2.1.1 hereto.

Item 8.01.	Other Events.

On January 30, 2023, the Company issued a press release announcing that its sponsor, Vision Sensing, LLC, has requested an extension of the period of time the Company has to consummate its initial business combination by three months from February 3, 2023 until May 3, 2023 and has advised the Company that it will deposit an aggregate of $1,012,000 (representing $0.10 per public unit sold in the Company’s initial public offering) into the Company’s trust account by February 3, 2023, and the Company will issue its sponsor a non-interest bearing, unsecured promissory note in that amount. This extension extends the Company’s deadline under its Certificate of Incorporation to complete the Business Combination to May 3, 2023.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) is provided for informational purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) among VSAC and Newsight. No representations or warranties, express or implied are given in, or in respect of, this Current Report. In addition, this Current Report does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Proposed Business Combination.

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This Current Report contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. VSAC’s and Newsight’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, VSAC’s and Newsight’s expectations with respect to future performance and anticipated financial impacts of the transactions (the “Transactions”) contemplated by the Business Combination Agreement. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of VSAC or Newsight and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the expected timing and likelihood of completion of the Transactions, (ii) the occurrence of any event, change or other circumstances that could give rise to a failure of the conditions to or the termination of the Business Combination Agreement; (iii) the ability of Newsight to meet Nasdaq listing standards following the Transactions and in connection with the consummation thereof; (iv) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Newsight or VSAC; (v) failure to realize the anticipated benefits of the Proposed Business Combination or risk relating to the uncertainty of any prospective financial information of Newsight; (vi) the failure of Newsight to meet projected development and production targets; (vii) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, and (viii) other risks and uncertainties described herein and other reports and other public filings with the SEC by VSAC, including VSAC’s Form 10-K for the year ended December 31, 2021 as filed with the SEC on March 31, 2022 (the “10-K”), and its Form 10-Q, as filed with the SEC on November 14, 2022 (the “10-Q”), or that Newsight has filed or intends to file with the SEC, including in the Registration Statement. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. There may be additional risks that neither VSAC nor Newsight presently know, or that VSAC and Newsight currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. To the fullest extent permitted by law in no circumstances will Newsight, VSAC or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Current Report, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. These forward-looking statements should not be relied upon as representing VSAC’s and Newsight’s assessments as of any date subsequent to the date of this Current Report. VSAC and Newsight undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Newsight has filed relevant materials with the SEC, including an Amendment No. 1 to Registration Statement on Form F-4, which includes a preliminary proxy statement/prospectus of VSAC, and a prospectus for the registration of Newsight securities in connection with the Proposed Business Combination (the “Registration Statement”). The Registration Statement has not yet been declared effective. The parties urge its investors, shareholders, and other interested persons to read, when available, the preliminary proxy statement/prospectus and definitive proxy statement/prospectus, in each case when filed with the SEC and documents incorporated by reference therein because these documents will contain important information about VSAC, Newsight and the Proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of VSAC as of the record date in the future to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of VSAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) because they will contain important information about VSAC, Newsight and the Proposed Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: VSAC Acquisition Corp., Attention: Garry Stein, telephone: +852 9858 0029. The information contained on, or that may be accessed through, the websites or links referenced in this Current Report in each case is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

VSAC, Newsight and their respective directors and executive officers may be deemed participants in the solicitation of proxies from VSAC’s shareholders in connection with the Proposed Business Combination. VSAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of VSAC, or persons who may under SEC rules be deemed in the solicitation of proxies to VSAC’s shareholders in connection with the Proposed Business Combination, in the Registration Statement or in VSAC’s Form 10-K or its Form 10-Q. Additional information regarding the interests of such persons are likewise included in that Registration Statement. You may obtain free copies of these documents as described above.

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Non-Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1.1	Second Amendment to Business Combination Agreement, dated as of January 29, 2023, by and among Vision Sensing Acquisition Corp., and Newsight Imaging Ltd.
99.1	Press Release dated January 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION SENSING ACQUISITION CORP.

	By:	/z/ George Sobek
	Name:	George Sobek
	Title:	Chairman & Chief Executive Officer

Dated: January 30, 2023

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